Exhibit 99.2(a)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing an Amendment No. 3 to a Registration Statement on Form S-1 (Registration No. 333-163335) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Michael J. Jacobson
Name:	Michael J. Jacobson

Date: February 12, 2010

Exhibit 99.2(b)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing an Amendment No. 3 to a Registration Statement on Form S-1 (Registration No. 333-163335) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Seth Meisel
Name: Seth Meisel

Date: February 12, 2010

Exhibit 99.2(c)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing an Amendment No. 3 to a Registration Statement on Form S-1 (Registration No. 333-163335) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Charles W. Peffer
Name: Charles W. Peffer

Date: February 12, 2010